LION BATTERY TECHNOLOGIES INC.	6 Months Ended
Feb. 28, 2021
Disclosure of detailed information about investment property [abstract]
LION BATTERY [Text Block]

4.           LION BATTERY TECHNOLOGIES INC.

Lion Battery Technologies Inc. ("Lion") was incorporated on June 17, 2019 with the objective to research new lithium battery technology utilizing platinum and palladium.  The Company received 400,000 common shares of Lion, valued at a price of $0.01 per share, as the original founder of Lion. On July 12, 2019, the Company and Anglo American Platinum Limited ("Amplats") entered into investment, shareholder and research agreements to facilitate Lion's objectives.  The Company and Amplats agreed to equally invest up to an aggregate of $4.0 million into Lion, of which approximately $1.0 million would be intended for the commercialization of the technology developed as well as general and administrative expenses, subject to certain conditions.  The agreed funding into Lion by the Company and Amplats is to be in exchange for preferred shares of Lion at a price of $0.50 per share over an approximate three to four-year period.

On July 12, 2019, the Company and Amplats each invested $550 as a first tranche of funding into Lion in exchange for 1,100,000 Lion preferred shares each at a price of $0.50 per share.  In June 2020, the Company and Amplats each invested $350 as a second tranche of funding in exchange for 700,000 preferred shares each at a price of $0.50 per share.  In February 2021, the Company and Amplats each invested $350 as a third tranche of funding in exchange for 700,000 preferred shares each at a price of $0.50 per share.  At February 28, 2021, the Company owned approximately a 54% interest in Lion.

On July 12, 2019 Lion entered into a Sponsored Research Agreement ("SRA") with Florida International University ("FIU") to fund a $3.0 million research program over approximately three years.  The first tranche to FIU under the SRA, totaling $1.0 million plus a one-time fee of $50, was funded by Lion in mid July 2019.  Research work commenced at FIU during September 2019.  During calendar 2020 FIU completed the first research milestone  pursuant to the SRA, which triggered a second tranche of funding to FIU in the amount of $667.  Based on research advancement a third tranche in the amount of $667 was paid by Lion to FIU in February 2021.  Lion has provided aggregate research funding in the amount of $2.38 million to FIU as of February 28, 2021.

On August 4, 2020, the U.S. Patent and Trademark Office issued Patent No. 10,734,636 B2 entitled "Battery Cathodes for Improved Stability" to FIU. The patent includes the use of platinum group metals and carbon nanotubes and other innovations in a lithium battery.  A second patent related to this was issued in December 2020.  Further patents are currently applied for.  Under the SRA, Lion Battery has exclusive rights to all intellectual property being developed by FIU including patents granted.  Lion is also reviewing several additional and complementary opportunities focused on developing next-generation battery technology using platinum and palladium.

The Company accounts for Lion using equity accounting as Lion is jointly controlled with Amplats.  Lion pays a fee of $3 per month to the Company for general and administrative services.